UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): August 20, 2007

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Markets.

Item 3.03.	Material Modification to Rights of Security Holders.

On July 27, 2007, Cell Therapeutics, Inc. (the “Company”) filed Articles of Amendment (the “Original Articles of Amendment”) to its Articles of Incorporation with the Secretary of State of the State of Washington, establishing its Series C 3% Convertible Preferred Stock (the “Series C Preferred”) in connection with its public offering of the Series C Preferred and warrants to purchase shares of its common stock. On August 20, 2007, the Company filed an amendment to the Articles of Amendment (the “Amendment”), which changed the voting rights of the holders of the Series C Preferred (the “Holders”). In the Original Articles of Amendment, the Holders were granted voting rights that allowed them to vote on an as-converted basis, using the conversion price of $3.90 per share (the “Voting Rights Provision”). The Amendment adjusted the conversion ratio of the Series C Preferred for purposes of the Voting Rights Provision only, and not for the purposes of any other provision, such that the Holders have the right to the number of votes equal to the Stated Value of such shares (as defined in the Articles of Amendment, and equal to $1,000 per share of Series C Preferred as of August 20, 2007) of Series C Preferred divided by $4.53 in all matters as to which shareholders are required or permitted to vote. The Amendment had the effect of reducing the number of votes that the Holders have because it increased the conversion price from $3.90 to $4.53 for purposes of the Voting Rights Provision. The Amendment did not change the conversion price in any other provision of the Original Articles of Amendment, including but not limited to the provision on conversion of such Series C Preferred into shares of Common Stock.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of Amendment, which is attached hereto as Exhibit 3.4 and incorporated by reference herein.

Section 5 — Corporate Governance and Management

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2007, the Company filed the Amendment related to the Original Articles of Amendment, a copy of which is filed herewith as Exhibit 3.4 and incorporated herein by reference. The Amendment, which is effective as of August 20, 2007, amends the rights, preferences and privileges of the Series C Preferred and is described above under Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached with this report on Form 8-K:

3.4	Amendment to the Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: August 20, 2007	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number

3.4	Amendment to Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation